IntraLinks Announces Third Quarter 2012 Results

NEW YORK, NY - November 7, 2012 - IntraLinks Holdings, Inc. (NYSE: IL), a leading, global technology provider of inter-enterprise content management and collaboration solutions, today announced results for its third quarter of 2012.

“We delivered revenue and profitability above our guidance range, led by strength in our M&A business,” said Ron Hovsepian, IntraLinks' president and CEO. “We continue to win share in the M&A market, and we are making progress on the initiatives we have undertaken to bolster our strategic transactions business and capture the longer-term enterprise opportunity for beyond the firewall content sharing and collaboration.”

Third Quarter 2012

Total revenue was $54.8 million, compared to $54.8 million for the corresponding quarter last year.

▪	Enterprise revenue was $23.8 million, compared to $24.5 million for the corresponding quarter last year.

▪	M&A revenue was $23.9 million, compared to $21.5 million for the corresponding quarter last year.

▪	DCM revenue was $7.0 million, compared to $8.3 million for the corresponding quarter last year.

GAAP gross margin was 72.2%, compared to 73.7% for the corresponding quarter last year. Non-GAAP gross margin was 76.1%, compared to 79.9% for the corresponding quarter last year.

GAAP operating loss was ($1.8) million, compared to a GAAP operating income of $2.8 million for the corresponding quarter last year. Non-GAAP adjusted operating income was $5.8 million, compared to $12.8 million for the corresponding quarter last year.

GAAP net loss was ($1.3) million, compared to $0.8 million net income for the corresponding quarter last year. GAAP net loss per share for the third quarter was ($0.02) on the basis of 54.4 million shares outstanding. In the prior year comparable period, diluted GAAP net income per share was $0.01 on the basis of 54.6 million shares outstanding.

Non-GAAP adjusted net income was $3.2 million, compared to $6.0 million for the corresponding quarter last year. Non-GAAP adjusted net income per share was $0.06 on the basis of 54.9 million shares outstanding. In the corresponding quarter for the prior year, non-GAAP net income per share was $0.11 on the basis of 54.6 million shares outstanding.

Non-GAAP adjusted EBITDA was $10.6 million, compared to $18.0 million for the corresponding quarter last year.

Cash flow from operations was $2.5 million, compared to $13.6 million in the corresponding quarter last year.

Business Outlook:

Based on information available as of November 7, 2012, IntraLinks is providing guidance for the fourth quarter 2012 as follows:

Fourth Quarter 2012

Revenue: $50 million to $53 million
GAAP operating loss: ($3.0) million to ($5.0) million
Non-GAAP adjusted operating income: $3.0 million to $5.0 million
Non-GAAP adjusted EBITDA: $7.5 million to $9.5 million
GAAP net loss per share: ($0.07) to ($0.09)
Non-GAAP net income per share: $0.02 to $0.04

Quarterly Conference Call

In conjunction with this announcement, IntraLinks will host a conference call on Wednesday, November 7, 2012, at 5:00 p.m. Eastern Standard Time (EST) to discuss the company's financial results and its business outlook. To access this call, dial 866-524-3160 (domestic) or 412-317-6760 (international). A passcode is not required. The call will also be webcast live on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

Following the conference call, a replay will be available until November 14, 2012, at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10016183. An archived webcast of the call will also be available on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

About IntraLinks

IntraLinks Holdings, Inc. (IL) is a leading, global technology provider of inter-enterprise content management and collaboration solutions. The innovative Software-as-a-Service solutions of IntraLinks enable the exchange, control, and management of information between organizations securely and compliantly when working through the firewall. More than 2 million professionals at 800 of the Fortune 1000 companies depend on IntraLinks' experience. With a track record of enabling high-stakes transactions and business collaborations valued at more than $19 trillion, IntraLinks is a trusted provider of easy-to-use, enterprise strength, cloud-based collaboration solutions. For more information, visit www.intralinks.com.

 Non-GAAP Financial Measures

The press release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”), including non-GAAP gross profit and gross margin, non-GAAP adjusted operating income and margin, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

▪	Non-GAAP gross margin represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense and (2) amortization of intangible assets.

▪
Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, and (4) costs related to public stock offerings.

▪
Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, (4) costs related to debt repayments and (5) costs related to public stock offerings. Non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.

▪	Non-GAAP net income per share represents non-GAAP adjusted net income defined above divided by dilutive shares outstanding.

▪
Non-GAAP adjusted EBITDA represents net (loss) income adjusted to exclude (1) interest expense, (2) income tax provision (benefit), (3) depreciation and amortization, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) amortization of debt issuance costs, (7) other expense (income), net, (8) impairment charges or asset write-offs, and (9) costs related to public stock offerings.

▪	Free cash flow represents cash flows from operations less capital expenditures.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance and manage the cash needs of our business. Additionally, management believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period to-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, interest expense and fair value adjustments to the interest rate swap. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization costs related to intangible assets. However, non-GAAP gross margin, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered as alternatives to gross margin, operating income, net income (loss), and cash flows provided by operations as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures has been provided in the financial statement tables included in the press release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow; periodic fluctuations in our operating results; risks related to our substantial debt balances; our ability to maintain the security and integrity of our systems; our ability to increase our penetration in our principal existing markets and expand into additional markets; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy including tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our Annual Report on Form 10-K for the year-ended December 31, 2011 and subsequent reports. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

IntraLinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

IntraLinks and the IntraLinks logo are registered trademarks of IntraLinks Holdings, Inc. All rights reserved.

Investor Contact:
David Roy
IntraLinks Holdings, Inc.
212-342-7690
droy@intralinks.com

Media Contact:
Ian Bruce
IntraLinks Holdings, Inc.
(cell) 508-574-2016
ibruce@intralinks.com

IntraLinks Holdings, Inc.
Consolidated Balance Sheets
(In Thousands, Except Share and per Share Data)
(unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$31,076	$46,694
Accounts receivable, net of allowances of $2,638 and $2,149, respectively	36,877	38,895
Investments	35,057	36,120
Deferred taxes	7,782	12,711
Prepaid expenses	7,394	4,238
Other current assets	4,072	4,567
Total current assets	122,258	143,225
Fixed assets, net	10,856	7,635
Capitalized software, net	27,007	30,287
Goodwill	215,478	215,478
Other intangibles, net	112,305	132,233
Other assets	1,389	1,483
Total assets	$489,293	$530,341
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,322	$4,934
Accrued expenses and other current liabilities	21,023	19,846
Deferred revenue	40,719	40,309
Total current liabilities	65,064	65,089
Long term debt	75,482	91,164
Deferred taxes	22,918	39,384
Other long term liabilities	4,630	2,874
Total liabilities	168,094	198,511
Commitments and contingencies (Note 14)
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding as of September 30, 2012 and December 31, 2011	—	—
Common Stock, $0.001 par value; 300,000,000 shares authorized; 55,132,070 and 54,248,178 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	55	54
Additional paid-in capital	417,207	411,781
Accumulated deficit	(95,928)	(80,056)
Accumulated other comprehensive (loss) income	(135)	51
Total stockholders' equity	321,199	331,830
Total liabilities and stockholders' equity	$489,293	$530,341

IntraLinks Holdings, Inc.
Consolidated Statements of Operations
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended September 30,	Three Months Ended September 30,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2012	2011	2012	2011
Revenue	$54,753	$54,319	$159,303	$159,955
Other Revenue	—	507	—	614
Total Revenue	54,753	54,826	159,303	160,569
Cost of revenue	15,209	14,439	46,935	42,192
Gross profit	39,544	40,387	112,368	118,377
Operating expenses:
Product development	5,359	3,587	15,073	14,692
Sales and marketing	23,526	23,734	70,659	67,461
General and administrative	12,453	10,292	38,812	29,735
Impairment of capitalized software	—	—	8,377	—
Total operating expenses	41,338	37,613	132,921	111,888
(Loss) income from operations	(1,794)	2,774	(20,553)	6,489
Interest expense	1,171	2,552	5,245	8,146
Amortization of debt issuance costs	177	214	591	1,155
Other (income) expense, net	(689)	515	(1,478)	(2,547)
Net (loss) before income tax	(2,453)	(507)	(24,911)	(265)
Income tax (benefit)	(1,194)	(1,271)	(9,039)	(1,519)
Net (loss) income	$(1,259)	$764	$(15,872)	$1,254
Net (loss) income per common share
Basic	$(0.02)	$0.01	$(0.29)	$0.02
Diluted	$(0.02)	$0.01	$(0.29)	$0.02
Weighted average number of shares used in calculating net (loss) income per share
Basic	54,391,089	53,912,637	54,291,683	53,140,869
Diluted	54,391,089	54,645,578	54,291,683	54,396,333

IntraLinks Holdings, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(unaudited)

	Nine Months Ended September 30,	Nine Months Ended September 30,
	2012	2011
Net (loss) income	$(15,872)	$1,254
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	13,502	15,401
Stock-based compensation expense	4,831	6,765
Amortization of intangible assets	19,928	21,472
Amortization of deferred costs	1,335	1,155
Provision for bad debts and customer credits	1,443	642
Loss (gain) on disposal of fixed assets	16	227
Impairment of capitalized software	8,377	—
Change in deferred taxes	(11,537)	(1,518)
Gain on interest rate swap	(1,455)	(3,098)
Currency remeasurement loss (gain)	465	357
Changes in operating assets and liabilities:
Accounts receivable	330	(5,826)
Prepaid expenses and other current assets	(2,682)	(2,894)
Other assets	(680)	813
Accounts payable	(1,612)	(1,274)
Accrued expenses and other liabilities	4,307	(1,962)
Deferred revenue	486	3,601
Net cash provided by operating activities	21,182	35,115
Cash flows from investing activities:
Capital expenditures	(5,462)	(4,519)
Leasehold improvements reimbursed by landlord	(1,420)	—
Capitalized software development costs	(14,676)	(14,414)
Purchase of short-term investments	(31,346)	(20,459)
Maturity of short-term investments	31,820	—
Net cash used in investing activities	(21,084)	(39,392)
Cash flows from financing activities:
Proceeds from exercise of stock options	29	1,347
Proceeds from issuance of common stock	447	1,091
Offering costs paid in connection with initial public offering and follow-on offerings	—	(516)
Proceeds from follow-on offering, net of underwriting discounts and commissions	—	35,003
Repayments of outstanding financing arrangements	(300)	—
Repayments of outstanding principal on long-term debt	(15,656)	(35,412)
Net cash (used in) provided by financing activities	(15,480)	1,513
Effect of foreign exchange rate changes on cash and cash equivalents	(236)	(56)
Net (decrease) increase in cash and cash equivalents	(15,618)	(2,820)
Cash and cash equivalents at beginning of period	46,694	50,467
Cash and cash equivalents at end of period	$31,076	$47,647

IntraLinks Holdings, Inc.
Reconciliation of Non-GAAP to GAAP Financial Measures
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Gross profit	$39,544	$40,387	$112,368	$118,377
Gross margin	72.2%	73.7%	70.5%	73.7%
Cost of revenue – stock-based compensation expense	121	110	321	218
Cost of revenue – amortization of intangible assets	1,986	3,309	8,383	9,927
Non-GAAP Gross profit	$41,651	$43,806	$121,072	$128,522
Non-GAAP Gross margin	76.1%	79.9%	76.0%	80.0%

(Loss ) Income from operations	$(1,794)	$2,774	$(20,553)	$6,489
Stock-based compensation expense	1,795	2,894	4,831	6,765
Amortization of intangible assets	5,834	7,157	19,928	21,472
Impairment on capitalized software	—	—	8,377	—
Costs related to public stock offerings	—	—	—	57
Non-GAAP adjusted Operating income	$5,835	$12,825	$12,583	$34,783

Net (loss ) income before income tax	$(2,453)	$(507)	$(24,911)	$(265)
Stock-based compensation expense	1,795	2,894	4,831	6,765
Amortization of intangible assets	5,834	7,157	19,928	21,472
Impairment on capitalized software	—	—	8,377	—
Costs related to public stock offerings	—	—	—	57
Costs related to debt repayments	—	—	47	—
Non-GAAP adjusted Net Income before tax	5,176	9,544	8,272	28,029
Non-GAAP Income tax provision	1,967	3,560	3,143	10,231
Non-GAAP adjusted Net income	$3,209	$5,984	$5,129	$17,798

Net (loss ) income	$(1,259)	$764	$(15,872)	$1,254
Interest expense	1,171	2,552	5,245	8,146
Income tax benefit	(1,194)	(1,271)	(9,039)	(1,519)
Depreciation and amortization	4,732	5,197	13,502	15,401
Amortization of intangible assets	5,834	7,157	19,928	21,472
Stock-based compensation expense	1,795	2,894	4,831	6,765
Impairment on capitalized software	—	—	8,377	—
Amortization of debt issuance costs	177	214	591	1,155
Other expense (income), net	(689)	515	(1,478)	(2,547)
Costs related to public stock offerings	—	—	—	57
Non-GAAP adjusted EBITDA	$10,567	$18,022	$26,085	$50,184
Non-GAAP adjusted EBITDA margin	19.3%	32.9%	16.4%	31.3%

Cash flow provided by operations	2,457	13,643	21,182	35,115
Capital expenditures	(5,287)	(6,927)	(21,558)	(18,933)
Free cash flow	$(2,830)	$6,716	$(376)	$16,182

IntraLinks Holdings, Inc.
Reconciliation of Non-GAAP to GAAP Financial Measures - Guidance
(In Thousands)
(unaudited)

	Three Months Ending December 31, 2012	Year Ending December 31, 2012
Gross profit	$36,383	$148,751
Gross margin	70.6%	70.6%
Cost of revenue - stock-based compensation expense	121	442
Cost of revenue - amortization of intangible assets	1,986	10,368
Non-GAAP gross profit	$38,490	$159,561
Non-GAAP gross margin	74.7%	75.7%

Loss from operations	(3,900)	(24,456)
Stock-based compensation expense	2,066	6,898
Amortization of intangible assets	5,834	25,762
Impairment of capitalized software	—	8,377
Non-GAAP adjusted operating income	$4,000	$16,581

Net loss before income tax	$(5,186)	$(30,097)
Stock-based compensation expense	2,066	6,898
Amortization of intangible assets	5,834	25,762
Impairment of capitalized software	—	8,377
Costs related to debt repayments	—	47
Non-GAAP adjusted net income before tax	2,714	10,987
Non-GAAP income tax provision	1,031	4,175
Non-GAAP adjusted net income	$1,683	$6,812

Net loss	$(4,470)	$(20,342)
Interest expense	1,181	6,425
Income tax benefit	(716)	(9,755)
Depreciation and amortization	4,500	18,002
Amortization of intangible assets	5,834	25,762
Stock-based compensation expense	2,066	6,898
Amortization of debt issuance costs	149	740
Other income, net	(44)	(1,524)
Impairment of capitalized software	—	8,377
Non-GAAP adjusted EBITDA	$8,500	$34,583
Non-GAAP adjusted EBITDA margin	16.5%	16.4%

Note: All forward-looking figures presented in this table are stated at the mid-point of the estimated range.